CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------


Dear Shareholder,

                                   YEAR REVIEW

We have just ended a rather remarkable 12 months for the U.S. and global equity markets. Several factors set this market apart from those of the previous few years. Day-to-day volatility has increased to levels not seen since the market correction of 1990. Movement of capital from one market sector to another seems to have speeded up. And non-U.S. events have had a significant negative impact on the level of the market. Each one of the factors deserves a brief comment. After the turmoil leading up to the Gulf War, the equity market showed an unusually low level of daily price volatility. Market advances and declines were both contained in fairly narrow daily ranges as the market slowly trended upward. Equity investors became conditioned to a very quiescent market and so the recent daily and intraday swings seem even greater than they historically are. Market leadership has also swung back and forth several times between the large capitalization and small capitalization stocks over the last year. In the last quarter of 1996 and first quarter of 1997, the large cap stocks were clear leaders. Then in the Spring of 1997 the small and mid-cap issues began to do much better as the stock market went through an explosive advance. The preference for smaller issues lasted until the southeast Asian economic problems surfaced this fall, and once again the larger stocks started to outperform as investors looked for relative safety. Finally, it is unusual for problems on the smaller stock exchanges to have a serious impact on the U.S. equity markets. But the collapse of the Hong Kong stock market finally turned investors' focus on the serious economic deterioration in Asia. Because of its importance to the global equity situation, we will discuss the meaning of the southeast Asian events later in this letter. During this tumultuous year, the fund returned 26.9% compared to 28.4% for the Lipper Growth Fund Index*. The Fund has also kept a somewhat above average cash position because of the increased volatility and exaggerated valuations we have seen in some sectors of the market.





       Comparison of Change in Value of a $10,000 Investment in Capstone
          Growth Fund, Inc.+ and the Lipper Equity Growth Fund Index*

AVERAGE ANNUAL TOTAL RETURN
as of 10/31/97
                 1 Year      5 Year      10 Year
Growth Fund      26.91%      13.50%      13.38%

Past performance is not predictive of future performance.

GRAPH DATA:
               GROWTH FUND         LIPPER EQUITY GROWTH FUND
11/01/87       10,000              10,000
10/31/88       11,300              11,525
10/31/89       14,775              14,435
10/31/90       14,296              12,584
10/31/91       19,261              17,799
10/31/92       19,422              19,188
10/31/93       20,608              22,831
10/31/94       19,007              23,297
10/31/95       24,555              28,883
10/31/96       28,786              33,776
10/31/97       35,155              43,373


                        THE GLOBAL ENVIRONMENT FOR STOCKS

We think that the southeast Asian currency and debt crisis is a regional manifestation of a developing secular trend in the global economy. No one can predict how this will ultimately affect the U.S. markets but we can discuss some causes of the crises and how analogous events turned out in the past.

The root of the current Asian problems are found in currency exchange rates, debt levels in the Asian countries and industrial overexpansion. First, the currency of many of the southeast Asian countries was pegged to the U.S. dollar. This promoted stable exchange rates relative to the biggest consumer of their export products. As long as all the countries played by the same rules, no one country had a significant competitive advantage when it came to export pricing. Under these relatively stable conditions (stable when compared to Latin America, for example) foreign investment flowed into the area, resulting in expanded industrial capacity for export industries and in real estate development projects. Then two events occurred, more or less at the same time, the combination of which pushed these Asian economies down the path leading to the present crisis. First, an exogenous event occurred, something which was outside the system that had been in place and had worked relatively well for years. That exogenous event was the Chinese government's decision to devalue its currency by a significant amount in late 1993 (unlike the Korean won or the Thai baht, the Chinese yuan is not freely convertible into other currencies). Then, the U.S. dollar began to strengthen

                                                      CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------
in 1995 and those Asian currencies tied to the dollar also rose relative to those not pegged to the dollar, in particular relative to the Japanese yen. But as long as all these Asian currencies moved together, the relative prices of their exports to the U.S. would remain stable. Even as these events took place, foreign investment continued to pour into southeast Asia, expanding export capacity and also expanding the debt that went along with financing this expansion. When China decided to stimulate export growth to support its economy, Chinese manufacturers essentially were able to undercut their southeast Asian competitors and take away market share in the U.S. and elsewhere. After about two years of this, southeast Asian countries were forced into devaluations to try to regain some competitive standing versus the Chinese. Profits and cash flow crumpled; the real estate markets which depended on economic growth foundered and several countries were forced to ask for International Monetary Fund support to help restructure unserviceable debts.

We see several areas of repercussion for the U.S. equity market. For one thing, providers of infrastructure for the technology industry will see reduced demand from southeast Asia. This has already happened in the semiconductor equipment area. Also, large economic development projects have already been cancelled in some countries and more will probably follow. This hurts heavy equipment makers like Caterpillar and engineering firms like Fluor. Just like Mexico after its currency crisis in 1994, these countries will probably experience a recession at the same time as the prices of imported goods soar (for example, oil is priced in U.S. dollars). We also expect to see some bad loan surface at money center banks along with losses from various trading operations. Perhaps most importantly, we expect to see lower earnings in many U.S. based multinationals as the high level of the dollar begins to eat into their overseas profits. Already Coca Cola and Minnesota Mining and Manufacturing have announced that currency translation has had negative effects on corporate earnings. If the southeast Asian economies slow next year, as they probably will, then the U.S. multinationals will see some further profit erosion. Ultimately, we think this will lead to some downward revision in investors' estimates of overall corporate earnings growth. The gyrations in equity prices since the end of July seem to us to reflect the ambivalence of investor opinion on this issue. In the final analysis, we do not think that investors have factored a slower growth rate into current equity prices, and this accounts for our somewhat cautious investment stance.

Sincerely,


/s/ Albert P. Santa Luca
------------------------------
Albert P. Santa Luca
President and Portfolio Manager

*The Lipper Growth Fund Index is an unmanaged index of companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.
+The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.




THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR CAPSTONE GROWTH FUND, INC.

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                           VALUE                 PERCENTAGE OF
COMMON STOCKS - 86.24%                                                    SHARES        (NOTE 1-A)                 NET ASSETS
COMMERCIAL SERVICES (0.58%)
McGraw Hill Co., Inc.                                                      6,220         $  406,633                   0.58%


CONSUMER DURABLES (3.47%)
Chrysler Corp.                                                            18,910            666,578                   0.96
Eastman Kodak                                                              4,300            257,463                   0.37
Ford Motor Company                                                        17,520            765,405                   1.10
General Motors Corporation                                                11,250            722,109                   1.04
                                                                                         ----------                 ------
                                                                                          2,411,555                   3.47

CONSUMER NON-DURABLES (7.29%)
Coca Cola Co.                                                             18,590          1,050,335                   1.51
Gillette Company                                                           5,300            472,031                   0.68
Kimberly-Clark Corp                                                       13,050            677,784                   0.97
Pepsico Inc.                                                              14,640            538,935                   0.77
Philip Morris Cos., Inc.                                                  20,900            828,163                   1.19
Proctor & Gamble Co.                                                       9,400            639,200                   0.92
UST Inc.                                                                  16,650            498,459                   0.72
V F Corp.                                                                  4,130            369,119                   0.53
                                                                                         ----------                 ------
                                                                                          5,074,026                   7.29
CONSUMER SERVICES (4.05%)

Gannett Co.                                                               12,800            672,800                   0.97
HFS Inc. (a)                                                               6,510            458,955                   0.66
King World Productions, Inc. (a)                                          13,040            616,140                   0.89
McDonalds Corporation                                                      8,680            388,973                   0.56
Walt Disney Company                                                        8,200            674,450                   0.97
                                                                                         ----------                 ------
                                                                                          2,811,318                   4.05

ELECTRONIC TECHNOLOGY (5.79%)
Compaq Computer Corp.                                                      5,060            322,575                   0.46
Cisco Systems, Inc. (a)                                                    4,470            366,680                   0.53
Dell Computer Corp. (a)                                                    2,290            183,486                   0.26
Hewlett-Packard Co.                                                        9,950            613,791                   0.88
Intel Corp.                                                                9,430            726,110                   1.04
International Business Machines Corp.                                      5,160            506,002                   0.73
Lockheed Martin Corp.                                                      7,750            736,734                   1.06
Lucent Technology, Inc.                                                    7,000            577,062                   0.83
                                                                                         ----------                 ------
                                                                                          4,032,440                   5.79

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE                 PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)                 NET ASSETS
ENERGY MINERALS (7.13%)
Amoco Corp.                                                                5,740         $  526,286                   0.76%
Chevron Corp.                                                              5,700            472,744                   0.68
Exxon Corp.                                                               18,610          1,143,352                   1.64
Kerr McGee Corp.                                                           2,500            168,906                   0.24
Mobil Corp.                                                                6,240            454,350                   0.65
Phillips Petroleum Co.                                                    10,230            494,876                   0.71
Royal Dutch Petroleum                                                     16,510            868,839                   1.25
Texaco, Inc.                                                               6,620            376,926                   0.54
USX-Marathon Group.                                                       12,830            458,672                   0.66
                                                                                         ----------                 ------
                                                                                          4,964,951                   7.13

FINANCE (18.62%)
American International Group                                               5,580            569,509                   0.82
American Express Corp.                                                     5,700            444,600                   0.64
Bankamerica Corp.                                                          7,820            559,130                   0.80
Chase Manhattan Corp.                                                      7,570            873,389                   1.26
Cigna Corp.                                                                3,600            558,900                   0.80
Citicorp                                                                   7,350            919,209                   1.32
Comerica, Inc.                                                             5,410            427,728                   0.61
First Chicago NBD Corp.                                                    6,910            502,702                   0.72
Fleet Financial Group Inc.                                                 7,090            455,976                   0.66
Federal National Mortgage Association                                     11,260            545,406                   0.78
Federal Home Loan Mortgage Corp.                                          12,180            461,317                   0.66
First Union Corp.                                                         11,260            552,444                   0.79
General Re Corp.                                                           6,400          1,262,000                   1.81
Jefferson Pilot Co.                                                        8,040            621,592                   0.89
Keycorp                                                                    6,980            427,089                   0.61
MBIA Inc.                                                                 13,400            800,650                   1.15
Morgan Stanley, Dean Witter & Co.                                         10,730            525,770                   0.76
Nationsbank Corp.                                                          8,080            483,790                   0.70
Southtrust Corp.                                                           9,010            432,480                   0.62
St. Paul Companies, Inc.                                                   6,660            532,384                   0.76
Transamerica Corp.                                                         3,400            343,187                   0.49
Traveler's Group, Inc.                                                     9,600            672,000                   0.97
                                                                                         ----------                 ------
                                                                                         12,971,252                  18.62

HEALTH TECHNOLOGY (9.88%)
Abbott Labs                                                                9,610            589,213                   0.85
American Home Products Corp.                                               8,120            601,895                   0.86
Amgen, Inc. (a)                                                            1,800             88,650                   0.13
Bristol-Myer Squibb Co.                                                    9,870            866,097                   1.24
Johnson & Johnson                                                         11,590            664,976                   0.96
Lilly Eli & Co.                                                           13,220            884,087                   1.27
Merck & Co.                                                               11,660          1,040,655                   1.50
Pfizer, Inc.                                                              11,260            796,645                   1.14
Schering-Plough Corp.                                                      9,510            533,154                   0.77
Warner Lambert Co.                                                         5,660            810,441                   1.16
                                                                                         ----------                 ------
                                                                                          6,875,813                   9.88

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                          MARKET
                                                                                           VALUE                 PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)                 NET ASSETS
INDUSTRIAL SERVICES (1.30%)
Helmerich & Payne, Inc.                                                    5,990         $  483,318                   0.69%
Schlumberger Limited                                                       4,820            421,750                   0.61
                                                                                         ----------                 ------
                                                                                            905,068                   1.30

NON-ENERGY MINERALS (1.77%)
Phelps Dodge Corp.                                                        16,530          1,229,419                   1.77


PROCESS INDUSTRIES (3.41%)
Dow Chemical Co.                                                          18,370          1,667,078                   2.40
Dupont (E.I.) De Nemours & Co. Inc.                                       12,420            706,387                   1.01
                                                                                         ----------                 ------
                                                                                          2,373,465                   3.41

PRODUCER MANUFACTURING (7.31%)
Dover Corporation                                                          6,400            432,000                   0.62
Eaton Corporation                                                          9,170            886,051                   1.27
General Electric Co.                                                      24,500          1,581,781                   2.27
Honeywell, Inc.                                                           15,000          1,020,938                   1.47
Minnesota, Mining & Manufacturing Co.                                      8,130            743,895                   1.07
Xerox Corporation                                                          3,000            237,937                   0.34
York International Corp.                                                   4,100            187,062                   0.27
                                                                                         ----------                 ------
                                                                                          5,089,664                   7.31

RETAIL TRADE (2.49%)
Dayton Hudson Corp.                                                        7,470            469,209                   0.67
Rite Aid Corp.                                                             7,700            457,188                   0.66
Wal-Mart Stores, Inc.                                                     23,060            809,982                   1.16
                                                                                          ---------                 ------
                                                                                          1,736,379                   2.49

TECHNOLOGY SERVICES (2.50%)
Computer Associates International, Inc.                                    2,000            149,125                   0.21
Microsoft Corp. (a)                                                        8,000          1,040,000                   1.49
Oracle Corp. (a)                                                          12,660            452,991                   0.65
Parametric Technology Corp. (a)                                            2,400            105,900                   0.15
                                                                                         ----------                 ------
                                                                                          1,748,016                   2.50

TRANSPORTATION (2.15%)
Burlington Northern Santa Fe Corp.                                        15,740          1,495,300                   2.15

                                                      CAPSTONE GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                        SHARES            MARKET
                                                                          OR               VALUE                 PERCENTAGE OF
                                                                       PAR VALUE        (NOTE 1-A)                 NET ASSETS
UTILITIES (8.50%)
AT&T Corp.                                                                18,860         $  922,961                   1.33%
Ameritech Corp.                                                           14,860            965,900                   1.39
Bell Atlantic Corp.                                                       16,880          1,348,290                   1.94
Bellsouth Corp.                                                           16,530            782,076                   1.12
Entergy Corp.                                                             23,870            583,323                   0.84
SBC Communications, Inc.                                                  11,600            738,050                   1.06
Williams Companies, Inc.                                                  11,200            570,500                   0.82
                                                                                         ----------                 ------
                                                                                          5,911,100                   8.50

TOTAL COMMON STOCK (Cost $54,138,820)                                                    60,036,399                  86.24


CORPORATE BONDS - 0.07%
Philip Morris Cos, Inc. 9.25%, 12/01/97 (Cost $49,983)                 $  50,000             50,125                   0.07


SHORT-TERM CORPORATE NOTES - 8.63%
Ford Motor Credit Corp., 5.65%, 11/04/97                               1,500,000          1,500,235                   2.16
Ford Motor Credit Corp., 5.64%, 11/07/97                               1,500,000          1,500,235                   2.16
General Electric Capital Corp., 5.40%, 11/03/97                        3,000,000          3,001,352                   4.31
                                                                                         ----------                 ------


         TOTAL SHORT-TERM CORPORATE NOTES (Cost $6,001,822)                               6,001,822                   8.63

         TOTAL INVESTMENTS (Cost $60,190,625)                                            66,088,346                  94.94
         OTHER ASSETS, LESS LIABILITIES                                                   3,520,423                   5.06
                                                                                        -----------                 ------
         NET ASSETS                                                                     $69,608,769                 100.00%
                                                                                        ===========                 ======

(a) Non-income producing security

See Accompanying Notes to Financial Statements

                                                      CAPSTONE GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997
--------------------------------------------------------------------------------
ASSETS:

         Investments in securities at market value (identified cost $60,190,625) (Note 1-A)...  $66,088,346
         Cash and cash equivalents ...........................................................    3,162,060
         Receivables:
              Investment securities sold .....................................................  $ 9,655,108
              Dividends and interest .........................................................       81,870       9,736,978
                                                                                                -----------     -----------

              Total Assets ...................................................................................   78,987,384
                                                                                                                -----------


LIABILITIES:

         Payable for investment securities purchased .........................................    9,283,003
         Accrued advisory fees ...............................................................       43,209
         Other accrued expenses ..............................................................       52,403
                                                                                                -----------


              Total Liabilities ..............................................................................    9,378,615
                                                                                                                -----------


NET ASSETS ...................................................................................................  $69,608,769
                                                                                                                ===========


NET ASSET VALUE PRICE PER SHARE:
($69,608,769 / 4,154,497 shares outstanding) $.001 par value, 25,000,000 shares authorized ...................  $     16.76
                                                                                                                ===========


SOURCE OF NET ASSETS:

         Paid in capital .....................................................................................  $47,740,314
         Undistributed net investment income .................................................................      658,977
         Accumulated net realized gain on investments ........................................................   15,311,757
         Net unrealized appreciation of investments ..........................................................    5,897,721
                                                                                                                -----------


              Total ..........................................................................................  $69,608,769
                                                                                                                ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME

         Income:
              Dividends .......................................................................................... $  1,181,630
              Interest ...........................................................................................      293,300
                                                                                                                   ------------
               Total Investment Income ...........................................................................    1,474,930

         Expenses: (Note 2)
              Advisory fees .........................................................................  $    474,503
              Administrative services ...............................................................        26,357
              Distribution fees .....................................................................       166,384
              Transfer agent fees ...................................................................        78,422
              Professional fees .....................................................................        29,141
              Director fees and expenses ............................................................        14,054
              Registration and filing fees ..........................................................        13,351
              Reports and notices to stockholders ...................................................        12,739
              Custodian fees ........................................................................        11,693
              Miscellaneous .........................................................................         5,566
                                                                                                       ------------

               Total Expenses .......................................................................       832,210

              Less: Custodian fees paid indirectly ..................................................        16,257
                                                                                                       ------------

                 Net Expenses ....................................................................................      815,953
                                                                                                                   ------------

                     Net Investment Income .......................................................................      658,977
                                                                                                                   ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 4)

         Net realized gain from security transactions ...............................................    15,329,584
         Net realized loss from futures contracts ...................................................       (16,102)
                                                                                                       ------------

              Net realized gain on investments ....................................................................  15,313,482

         Unrealized appreciation of investments:
              Beginning of year .....................................................................     6,312,872
              End of year ...........................................................................     5,897,721
                                                                                                       ------------

              Net decrease in unrealized appreciation of investments .............................................     (415,151)
                                                                                                                   ------------

              Net realized and unrealized gain on investments ....................................................   14,898,331
                                                                                                                   ------------

                  Net increase in net assets resulting from operations ........................................... $ 15,557,308
                                                                                                                   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                                  YEAR ENDED OCTOBER 31,
                                                                                                  1997                  1996
                                                                                          ----------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ..................................................................  $    658,977          $    867,784
Net realized gain on investments .......................................................    15,313,482             8,805,614
Net unrealized depreciation of investments .............................................      (415,151)          (13,637,514)
                                                                                          ------------          ------------
Net increase (decrease) in net assets resulting from operations ........................    15,557,308            (3,964,116)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................................................................      (863,940)             (391,940)
Net realized gain on investments .......................................................    (8,807,338)           (4,464,666)


CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from capital share
     transactions (Note 3) .............................................................     3,492,744           (16,273,183)
                                                                                          ------------          ------------
       Net increase (decrease) in net assets ...........................................     9,378,774           (25,093,905)


NET ASSETS
Beginning of year ......................................................................    60,229,995            85,323,900
                                                                                          ------------          ------------
End of year (including undistributed net investment income of $658,977
     and $863,940, respectively)  ......................................................  $ 69,608,769          $ 60,229,995
                                                                                          ============          ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-OCTOBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Fund's investment in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C) CASH EQUIVALENTS - Funds on deposit in money market mutual fund accounts are considered to be a cash equivalent.

                                                      CAPSTONE GROWTH FUND, INC.


D) FUTURES CONTRACTS - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The Fund may purchase or sell stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Futures contracts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

E) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million.

     The Fifth Third Bank of Cincinnati, Ohio performs accounting, bookkeeping and pricing services for the Fund. Prior to February 10, 1997, CAMCO provided these services and was reimbursed by the Fund for its costs. This fee was not intended to include any profit to the Adviser and was in addition to the advisory fee described above.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1997, the Fund paid $166,384 in 12b-1 fees. Of this amount approximately 7.5% was paid to Service Organizations other than CAPCO.

                                                      CAPSTONE GROWTH FUND, INC.

     The Fund's Custodian provided credits during the year in the amount of $16,257 against custodian charges based on the uninvested cash balances of the Fund.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1997, directors of the Fund who are not "interested persons" received directors' fees of $8,750.



NOTE 3 - CAPITAL STOCK

     At October 31, 1997 there were 4,154,497 shares outstanding. Transactions in capital stock were as follows:

                                                                                 YEAR ENDED OCTOBER 31,
                                                                      1997                                  1996
                                                        -------------------------------       -------------------------------
                                                              SHARES             AMOUNT             SHARES             AMOUNT
Shares sold .........................................        336,768       $  4,956,842            215,449       $  3,088,151
Shares issued to shareholders in reinvestment
  of distributions ..................................        606,599          8,540,957            336,133          4,494,094
                                                        ------------       ------------       ------------       ------------
                                                             943,367         13,497,799            551,582          7,582,245
Shares redeemed .....................................       (659,908)       (10,005,055)        (2,855,388)       (23,855,428)
                                                        ------------       ------------       ------------       ------------
Net increase (decrease) .............................        283,459       $  3,492,744         (2,303,806)      $(16,273,183)
                                                        ============       ============       ============       ============

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government securities and short-term investments aggregated $130,365,684 and $141,201,220, respectively. At October 31, 1997, the cost of investments for Federal income tax purposes was $60,190,625. Accumulated net unrealized appreciation on investments was $5,897,721 consisting of $6,542,445 gross unrealized appreciation and $644,724 gross unrealized depreciation.


NOTE 5 - DIVIDEND DISTRIBUTION

     On November 11, 1997 the Board of Directors declared a distribution of $3.81 a share, consisting of $3.65 from realized gains (long-term $1.686 per share; short-term $1.964 per share) and $.16 from ordinary income. The distribution is payable on December 8, 1997 to shareholders of record on November 28, 1997.

                                                      CAPSTONE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
PER SHARE DATA                                                                  YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------------

                                                                      1997       1996        1995        1994       1993
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.............................   $15.56     $13.82      $13.23      $14.43     $14.00
                                                                    ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income.......................................     0.16       0.22        0.17        0.11       0.17
     Net realized and unrealized gain (loss) on investments......     3.55       2.31        1.93       (0.23)      0.80
                                                                    ------     ------      ------      ------     ------

     Total from investment operations............................     3.71       2.53        2.10       (0.12)      0.97
                                                                    ------     ------      ------      ------     ------

Less distributions from:
     Net investment income.......................................     0.22       0.06        0.16        0.13       0.22
     Net realized gains..........................................     2.29       0.73        1.35        0.95       0.32
                                                                    ------     ------      ------      ------     ------
     Total distributions.........................................     2.51       0.79        1.51        1.08       0.54
                                                                    ------     ------      ------      ------     ------

Net asset value at end of year...................................   $16.76     $15.56      $13.82      $13.23     $14.43
                                                                    ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).............................................    26.91      19.27       17.04       (0.67)      7.05
------------

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands).........................  $69,609    $60,230     $85,324     $80,941    $96,465

Ratio to average net assets:
     Expenses (%)................................................     1.25       1.29        1.31        1.28       1.24
     Net investment income (%)...................................     0.99       1.31        1.21        0.78       0.19

Portfolio turnover rate (%)......................................      229        173         119          12         45

Average commission rate (per share of security)(2)...............   $.0658    $.0696


(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Capstone Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Capstone Growth Fund, Inc., including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 18, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Growth Fund, Inc. at October 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended October 31, 1997, in conformity with generally accepted accounting principles.



                                                Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania November 21, 1997 (except for Note 5 as to which the date is December 1, 1997)

                            CAPSTONE GROWTH FUND, INC
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1997

--------------------------------------------------------------------------------


         DIRECTORS                       OFFICERS

         Edward L. Jaroski               Albert P. Santa Luca
                                                  President
         James F. Leary
                                         Dan E. Watson
         John R. Parker                           Executive Vice President

         Bernard J. Vaughan              Edward L. Jaroski
                                                  Executive Vice President

                                         Linda G. Giuffre
                                                  Treasurer

                                         Iris R. Clay
                                                  Secretary

                                         Norma R. Ybarbo
                                                  Assistant Secretary


--------------------------------------------------------------------------------


         INVESTMENT ADVISER & ADMINISTRATOR       TRANSFER AGENT

         Capstone Asset Management Company        FPS Services, Inc.
         5847 San Felipe                          3200 Horizon Drive
         Suite 4100                               P.O. Box 61503
         Houston, TX 77057                        King of Prussia, PA 19406-0903
                                                  1-800-845-2340


         DISTRIBUTOR                              CUSTODIAN

         Capstone Asset Management Company        Fifth Third Bank, N.A.
         5847 San Felipe, Suite 4100              Fifth Third Center
         Houston, TX 77057                        38 Fountain Square Plaza
         1-800-262-6631                           Cincinnati, OH 45263


                              AUDITORS

                              Briggs, Bunting & Dougherty, LLP
                              Two Logan Square, Suite 2121
                              Philadelphia, PA 19103-4901

                                  ANNUAL REPORT
                                OCTOBER 31, 1997

                                    CAPSTONE
                                     GROWTH
                                   FUND, INC.


GRAPHIC OF: Pyramid
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

GRAPHIC OF: Pyramid
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS

EQUITY

     O CAPSTONE GROWTH FUND, INC.


FIXED INCOME

     O CAPSTONE GOVERNMENT INCOME FUND


INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND

     O CAPSTONE NEW ZEALAND FUND

             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
                       Please read it carefully before you
                             invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone Growth Fund, Inc.


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631



                           CAPSTONE GROWTH FUND, INC.
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057